SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – January 17, 2008
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2008, the Board of Directors (the “Board) of AK Steel Holding Corporation (the “Company”) expanded its number of authorized directors from ten to eleven and elected Mr. Dennis C. Cuneo to be a director of the Company, effective January 21, 2008.  Mr. Cuneo is an attorney with the law firm Arent Fox in Washington, D.C, and was formerly senior vice president for Toyota Motor North America in New York.  On January 21, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing Mr. Cuneo’s election.  Mr. Cuneo has not yet been appointed to any committee of the Board.

Mr. Cuneo will be compensated in accordance with the Company’s standard compensation policies and practices for the Board as disclosed in the Company’s Proxy Statement dated April 16, 2007.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibit:
		99.1	Press Release issued on January 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: January 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on January 21, 2008